Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion in this Registration Statement on Form S-8 from the incorporation by reference to the Form 10-KSB of our report dated May 12, 2001 on our audit of the financial statements of Open Door Online, Inc. as of and for the years ended December 31, 2000 and 1999.

                                    /s/ James C. Marshall
                                    James C. Marshall, CPA, P.C.
                                    Successor to Marshall & Weber, CPA's, P.L.C.

Scottsdale, Arizona
March 25, 2002